SPDR® Series Trust

Supplement dated November 16, 2017 to the Prospectus and

Statement of Additional Information (“SAI”)

dated October 31, 2017

SPDR Bloomberg Barclays 1-3 Month T-Bill ETF

(the “Fund”)

Effective November 30, 2017 (the “Effective Date”), the number of Fund Shares required for a Creation Unit of the Fund will change from 100,000 to 50,000. As a result, as of the Effective Date, all references in the Prospectus and SAI to the number of Fund Shares required for a Creation Unit of the Fund are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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